SUPPLEMENT DATED MARCH 8, 2004
          TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

                     USALLIANZ ADVANTAGE(R) VARIABLE ANNUITY
                    USALLIANZ OPPORTUNITY(R) VARIABLE ANNUITY
                             DATED FEBRUARY 19, 2004

                                    ISSUED BY
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE ATTACHED TO THE PROSPECTUS AND SAI AND RETAINED FOR FUTURE REFERENCE.


1) Effective March 8, 2004, USAllianz Advisers, LLC has entered into an agreement with Davis Selected Advisers, L.P. (Davis) pursuant to which Davis has been retained as the subadviser of the USAZ AllianceBernstein Growth and Income Fund, which will now be known as the USAZ Davis NY Venture Fund.

2) Effective March 8, 2004, USAllianz Advisers, LLC has entered into an agreement with Founders Asset Management LLC (Dreyfus) pursuant to which Dreyfus has been retained as the subadviser of the USAZ AllianceBernstein Large Cap Growth Fund, which will now be known as the USAZ Dreyfus Founders Growth and Income Fund.

3) Effective March 8, 2004, USAllianz Advisers, LLC has entered into an agreement with Oppenheimer Funds, Inc. (Oppenheimer) pursuant to which Oppenheimer has been retained as the subadviser of the USAZ Templeton Developed Markets Fund, which will now be known as the USAZ Oppenheimer International Growth Fund.


     The `Primary Investments' description, for the USAZ Templeton Developed Markets Fund (now known as the USAZ Oppenheimer International Growth Fund), in the `Investment Options' table in the prospectus, is replaced with the following:

         "Invests in equity securities of companies located in any developed country outside the U.S."



                                                                   PRO-006-0503